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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 21, 2004

                          BUTLER MANUFACTURING COMPANY

                          Butler Manufacturing Company
                              1540 Genessee Street
                                 P.O. Box 419917
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420

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ITEM 5.  OTHER EVENTS

         On April 21, 2004, Butler Manufacturing Company, a Delaware corporation ("Butler"), mailed a letter to its stockholders with respect to the merger with BSL Acquisition Corporation, a wholly-owned subsidiary of BlueScope Steel Limited. Butler's letter is attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS

     99.1 Butler Manufacturing Company's letter to stockholders dated April 21, 2004.


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY




April 21, 2004                                 /s/ Larry C. Miller
------------------------                    -----------------------------
Date                                        Larry C. Miller
                                            Vice President - Finance, and
                                            Chief Financial Officer



April 21, 2004                                 /s/ John W. Huey
------------------------                    -------------------------------
Date                                        John W. Huey
                                            Vice President, General Counsel
                                            and Secretary


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                                  EXHIBIT INDEX


99.1     Butler Manufacturing Company's letter to stockholders dated
         April 21, 2004.